UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 10, 2006
LAIDLAW INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-13109	98-0390488

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 Shuman Blvd. Suite 400,
Naperville, Illinois		60563

(Address of principal		(Zip Code)
executive offices)
Registrant’s telephone number, including area code: (630) 848-3000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On July 10, 2006, Laidlaw International, Inc. issued a press release announcing the commencement of a cash tender offer to purchase up to 15,000,000 shares of its common stock, or such lesser number of shares as are properly tendered, of its common stock, $0.01 par value, at a purchase price not greater than $28.50 nor less than $25.50 per share, net to the seller in cash, without interest, as specified by stockholders tendering their shares. A copy of the press release is attached as Exhibit 99.1 hereto and its contents are incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAIDLAW INTERNATIONAL, INC.
July 10, 2006	By:	Douglas A. Carty
		Name:	Douglas A. Carty
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated July 10, 2006.